================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                          Date of Report: June 11, 2002
                        (Date of earliest event reported)


                               MCDATA CORPORATION
             (Exact name of registrant as specified in its charter)



        A DELAWARE CORPORATION                  COMMISSION FILE NUMBER             IRS EMPLOYER IDENTIFICATION NO.
    (State or other Jurisdiction of                    000-31257                             84-1421844
            Incorporation)




              380 INTERLOCKEN CRESCENT, BROOMFIELD, COLORADO 80021 (Address of principal executive offices, including Zip Code)


                         TELEPHONE NUMBER (303) 460-9200
              (Registrant's telephone number, including area code)


================================================================================

ITEM 5.       OTHER EVENTS

         On June 11, 2002, McDATA issued a press release regarding the election of John A. Kelley, Jr., as President and Chief Executive Officer with John McDonnell remaining as Chairman of the Board of Directors, effective as of August 1, 2002. Attached as Exhibit 99 is a copy of the press release.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                McDATA Corporation



                                By: /s/ Thomas O. McGimpsey
                                   ---------------------------------------------
                                   Thomas O. McGimpsey
                                   Vice President of Corporate Services, General Counsel and Secretary


Dated: June 11, 2002

                                 EXHIBIT INDEX


Exhibit No.                       Description
-----------                       -----------
    99                   Press Release dated 6/11/02